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                                                                   EXHIBIT 10.18

                           STOCK REPURCHASE AGREEMENT

       This Stock Repurchase Agreement (the "Agreement") is entered into as of November 27, 2001 (the "Effective Date") by and among Transmeta Corporation a Delaware corporation (the "Company"), Mark K. Allen and Valerie Allen as Trustees of the Allen Living Trust Dtd 9/22/92 ("Seller") and Mark K. Allen ("Optionee").

                                    RECITALS

       WHEREAS, Optionee and the Company previously entered into that certain Non-Plan Stock Option Agreement dated as of January 4, 2000 respecting the grant to the Optionee by the Company of an option (the "Option") to purchase 2,000,000 shares (on a post 2-for-1 stock split basis) of the Company's common stock (all such shares collectively referred to herein as the "Shares"); and

       WHEREAS, Optionee exercised the Option in full to purchase all the Shares pursuant to that certain Non-Plan Stock Option Exercise Agreement, dated as of January 17, 2000, between the Company and Optionee (the "Exercise Agreement") and, in connection with such purchase, caused title to the Shares to be taken in the name of Seller; and

       WHEREAS, pursuant to the terms of the Exercise Agreement, in connection with the purchase of the Shares, Optionee made to the Company that certain Secured Full Recourse Promissory Note, dated as of January 17, 2000, in the principal amount of $6,000,000 (the "Note"); and

       WHEREAS Seller wishes to sell to the Company, and the Company wishes to purchase from Seller, the Shares;

       NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

       1. Purchase and Sale of Shares.

              1.1 Purchase. Subject to the terms and conditions set forth herein, effective upon the Effective Date, Seller hereby sells, transfers, assigns and delivers to the Company, and the Company purchases from Seller, the Shares free and clear of all liens, encumbrances, security interests, equities, claims, options, licenses, charges and assessments, for a purchase price per share equal to $3.22 and a total purchase price (the "Purchase Price") equal to $6,440,000.00. Concurrently herewith, Seller shall deliver to the Company all stock certificates representing the Shares (the "Stock Certificate") for cancellation and a stock power, in the form attached as Exhibit A hereto (the "Stock Power"), duly signed by Seller.

       2. Consideration.

              2.1 Purchase Price. The Company hereby cancels, effective upon the Effective Date, $6,440,000.00 of the amount owed under the Note (including outstanding and unpaid principal and interest) as payment in full of the Purchase Price for the Shares.


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              2.2 Full Consideration. The parties agree that the full
consideration for the purchase hereunder by the Company of the Shares is the delivery of the Purchase Price by the Company pursuant to Section 2.1.

              2.3 Fair Value. The parties agree that they have used their respective best judgment to determine the fair value to that party of the consideration being provided and received pursuant to this Agreement. The parties acknowledge that such judgments were made independently of each other based upon that party's assessment and view of the consideration being received and provided.

              2.4 No Additional Consideration. Except for the Purchase Price, Seller and Optionee each acknowledges and agrees that Seller is neither owed nor entitled to any additional compensation or consideration from the Company or its directors, officers, employees, agents, representatives or shareholders with respect to the purchase and sale of the Shares.

       3. Cancellation of Remainder of Note. The Company hereby cancels, effective upon the Effective Date, the remaining amount owed under the Note (including all remaining outstanding and unpaid principal and interest).

       4. Representations and Warranties of Seller and Optionee. Seller and Optionee each hereby represents and warrants to the Company as follows:

              4.1 Ownership of the Shares. On the Effective Date, Seller is the lawful record and beneficial owner of, and has good and marketable title to, the Shares. On the Effective Date, the Shares are owned by Seller free and clear of all liens, encumbrances, security interests, equities, claims, options, licenses, charges and assessments, and are subject to no restrictions with respect to transferability by Seller to the Company except compliance with applicable securities laws. Pursuant to this Agreement and the Stock Power, Seller shall convey to the Company good and marketable title in and to the Shares.

              4.2 Authority. Seller has taken all action required by Seller necessary for the authorization, execution, delivery of and performance of all obligations of Seller under this Agreement. Seller and Optionee each represents that this Agreement is a legal, valid and binding obligation of Seller and Optionee enforceable in accordance with its terms, except as may be limited by
(i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The execution and delivery of, and the performance of the obligations under, this Agreement by Seller and Optionee do not and will not contravene or result in any breach of any law or of any regulation, order, writ, injunction or decree of any court, tribunal, governmental body, authority, agency or instrumentality applicable to Seller, Optionee or the Shares, nor do or will such execution, delivery or performance violate, conflict with or result in (or with notice or lapse of time or both result in) a breach of or default under any term or provision of any agreement or contract, oral or written, to which Seller or Optionee is a party or is bound or to which the Shares are subject.

              4.3 Disclosure. Seller and Optionee each has had an opportunity to seek the advice of, and has sought and consulted with, legal counsel and such other advisors, including investment experts, as Seller and Optionee each deems appropriate with regard to the sale of the

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Shares and with regard to the other terms of this Agreement. Seller and Seller's advisors have had a reasonable opportunity to obtain from the Company additional information, to the extent possessed by the Company or obtainable by the Company without unreasonable effort or expense. To the best of Seller's knowledge and belief all information requested has been provided to the full satisfaction of Seller.

              4.4 Brokers. No broker, finder or other person is entitled to any broker's, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby by reason of any claim arising by, through or under Seller.

              4.5 Adequacy of Consideration. The consideration Seller is receiving in exchange for the consideration Seller is giving under this Agreement is fair, just and reasonable. Seller believes that the Company's business is subject to high risks and Seller is aware that the value of the Shares is subject to considerable potential fluctuation and may now, or in the future, have an actual value substantially above, or below, the valuation ascribed to such Shares by the parties under this Agreement and it is possible that Seller might realize a higher value for the Shares if Seller held them for an additional period. In making Seller's determination to enter into this Agreement, Seller has relied on Seller's own advisors and their judgments and diligence, and on the representations and warranties of the Company contained herein and not on any advice or other information provided by the Company or its advisors.

              4.6 Differing Valuations. Seller understands and acknowledges that Seller and the Company may have differing views of the current and likely future value of the Shares. Seller and Optionee each further acknowledges that, except for the representations and warranties explicitly set forth herein, the Company is not and has not made any statement, representation or warranty to Seller or Optionee concerning: (i) the fairness or adequacy of the consideration given or received under this Agreement; (ii) the current or likely future value of the Shares; (iii) the markets, business, products, management, technical or marketing capabilities, financial affairs or prospects of the Company; or (iv) any other matter that has been relied upon by Seller, Optionee or their respective legal counsel or advisors in assessing the value of the Shares or determining whether to enter into this Agreement upon the terms and conditions set forth herein.

              4.7 Confidentiality. Seller agrees to keep confidential all information obtained during his review of the Company's financial condition and future prospects.

              4.8 Miscellaneous Representations.

                     (a) Seller, Optionee, Seller's advisors and Optionee's advisors have such knowledge and experience in financial, tax, legal and business matters to enable Seller and Optionee to evaluate the merits and risks of the transactions contemplated hereunder and to make an informed decision with respect thereto to assess the value of the Shares and the consideration Seller is receiving hereunder and the advisability of such transactions.

                     (b) Seller and Optionee each understands that the tax and accounting consequences to Seller and Optionee of the transactions contemplated hereunder depends on Seller's and Optionee's own circumstances and Seller and Optionee each has consulted Seller's

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and Optionee's own legal counsel and accountants with respect thereto and has not received or relied on any advice from the Company or its agents or representatives.

       5. Representations and Warranties of the Company. The Company hereby represents and warrants to Seller and Optionee as follows:

              5.1 Authority. The Company represents and warrants that all action, corporate or otherwise, required by the Company, including by its directors, shareholders and officers, necessary for the authorization, execution, delivery of and performance of all obligations of the Company under this Agreement, has been taken or will have been taken by the date hereof. The Company further represents that this Agreement is a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

              5.2 Brokers. No broker, finder or other person is entitled to any broker's, finder's or other fee or commission in connection with this Agreement or the transactions contemplated hereby by reason of any claim arising by, through or under the Company.

              5.3 Miscellaneous Representations.

                     (a) The Company and its advisor(s) have such knowledge and experience in financial, tax, legal and business matters to enable the Company to evaluate the merits and risks of the transactions contemplated hereunder and to make an informed decision with respect thereto, to assess the value of the Shares and the consideration it is providing and receiving hereunder and the advisability of such transactions.

                     (b) The Company understands that the tax and accounting consequences to the Company of the transactions contemplated hereunder depends on its own circumstances and it has consulted its own legal counsel and accountants with respect thereto and has not received or relied on any advice from Seller, Optionee or their respective agents or representatives.

              5.4 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

       6. Miscellaneous.

              6.1 Legal Advice and Construction of Agreement. Each party represents that it has received independent legal advice with respect to the advisability of entering into this Agreement and neither has been entitled to rely upon or has in fact relied upon the legal or other advice of the other party or such other party's counsel in entering into this Agreement. Each party has participated in the drafting and preparation of this Agreement, and accordingly, in any construction or interpretation of this Agreement, the same shall not be construed against any party by reason of the source of drafting.

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              6.2 Parties' Understanding. Each party represents that it has carefully read this Agreement, that it has been fully explained to it by its attorney, that it fully understands its final and binding effect, that the only promises made to it to sign the Agreement are those stated above, and that it is signing this Agreement voluntarily.

              6.3 Entire Agreement. This Agreement constitutes a single integrated contract expressing the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof, and, except as specifically set forth herein, there are no other agreements, representations, promises or inducements, written or oral, express or implied, between the parties hereto with respect to the subject matter hereof.

              6.4 Amendment and Waiver. This Agreement and each provision hereof may be amended, modified, supplemented or waived only by a written document specifically identifying this Agreement and duly executed by each party hereto or the authorized representative of such party. Except as expressly provided in this Agreement, no course of dealing between the parties hereto and no delay in exercising any right, power or remedy conferred hereby or now or hereafter existing at law, in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such rights, power or remedy.

              6.5 California Law and Location. This Agreement was negotiated, executed and delivered within the State of California, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with and governed by the internal laws (and not the conflict of laws) of the State of California applicable to the construction and enforcement of contracts between parties resident in California which are entered into and fully performed in California. Any action or proceeding arising out of, relating to or concerning this Agreement, including, without limitation, any claim of breach of contract, shall be filed in the state courts of Santa Clara County, California, or in a United States District Court in the Northern District of California and in no other location. The parties hereby waive the right to object to such location on the basis of venue.

              6.6 Survival. The definitions, representations and warranties herein shall survive the execution and delivery of this Agreement and each party hereto is estopped from making a claim which conflicts with its respective representations and warranties hereunder.

              6.7 Specific Performance. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed by any party hereto in accordance with their terms or are otherwise breached, then the other parties hereto will suffer immediate and irreparable harm or injury for which money damages will not be an adequate remedy. Accordingly, the parties hereto each agree with the other that, in addition to any other remedies, each party hereto shall be entitled to an injunction restraining any violation or threatened violation by any other party hereto of the provisions of this Agreement and a decree ordering such other party to specifically perform its obligations under this Agreement. In the event that any claim in equity shall be brought by any party hereto in an arbitration, before a court or otherwise to enforce the provisions of the Agreement, none of the other parties hereto shall allege, and each of the other parties hereto hereby waives the defense, that there is an adequate remedy at law.

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              6.8 Confidentiality. Seller and Optionee each represents and agrees that such party will keep the terms of this Agreement completely confidential, and that such party will not disclose any information concerning this Agreement to anyone other than such party's spouse, tax preparer, accountants or attorneys, if any, or as otherwise required by law (including the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended).

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


Transmeta Corporation,
a Delaware corporation

By /s/ Hugh Barnes                          11/27/2001
   ---------------------------------------------------
   Hugh Barnes, its President

/s/ Mark K. Allen                           11/27/2001
------------------------------------------------------
Mark K. Allen individually and as
Trustee of the Allen Living Trust Dtd 9/22/92


------------------------------------------------------
Valerie Allen as Trustee of the
Allen Living Trust Dtd 9/22/92


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                                    EXHIBIT A

                                   Stock Power

                           STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED and pursuant to that certain Stock Repurchase Agreement dated as of November 27, 2001 (the "Agreement"), the undersigned hereby sells, transfers, assigns and delivers unto Transmeta Corporation, a Delaware corporation (the "Company") 2,000,000 shares of the Common Stock of the Company standing in the undersigned's name on the books of the Company represented by Certificate No. ___ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company.

Dated: 11/27/2001
      ________________________________

                                   SELLER

                                   /s/ Mark K. Allen 11/27/2001
                                   _______________________________________
                                   Mark K. Allen as Trustee of the
                                   Allen Living Trust Dtd 9/22/92


                                   /s/ Valerie Allen 11/27/2001
                                   ________________________________________
                                   Valerie Allen as Trustee of the
                                   Allen Living Trust Dtd 9/22/92